UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 4, 2015

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	000-54710	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 – Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 5, 2015, Pershing Gold Corporation (the “Company”) and Stephen Alfers, the Company’s Chief Executive Officer and President, agreed to amend certain agreements to defer the vesting of an aggregate of 4,667,000 shares of the Company’s restricted stock owned by Mr. Alfers. The Company also agreed, on February 6, 2015, to amend certain agreements to defer the vesting of 333,333 shares of restricted stock held by Alexander Morrison, a member of the Company’s Board of Directors; 250,000 shares of restricted stock held by Debra Struhsacker, the Company’s Senior Vice President; 333,333 shares of restricted stock held by Eric Alexander, the Company’s Vice President of Finance and Controller; and 100,000 shares of restricted stock held by Timothy Janke, the Company’s Chief Operating Officer. The amendments are discussed below.

Third Amendment to Alfers Restricted Stock Agreement

On February 5, 2015, the Company and Mr. Alfers entered into a Third Amendment to the Restricted Stock Agreement dated May 13, 2013, as amended on December 23, 2013 and June 11, 2014 (as amended, the “Restricted Stock Agreement”).  Pursuant to this amendment, the vesting of 1,297,762 shares of restricted stock, of a total of 3,892,510 restricted shares that were granted pursuant to the Restricted Stock Agreement, was deferred from June 18, 2015 to March 14, 2016.  An additional 1,297,374 shares will vest in accordance with the terms of the Restricted Stock Agreement on March 14, 2015; 1,297,374 shares previously vested on December 26, 2013.

The referenced Third Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Prior amendments to the Restricted Stock Agreement are described in a Form 8-K filed on December 30, 2013 and a Form 8-K filed on June 13, 2014.

Third Amendment to Alfers Amended and Restated Restricted Stock Agreement

On February 5, 2015, the Company and Mr. Alfers entered into a Third Amendment to the Amended and Restated Restricted Stock Agreement dated May 13, 2013, as amended on December 23, 2013 and June 11, 2014 (as amended, the “Amended and Restated Restricted Stock Agreement”).  Pursuant to this amendment, the vesting of 369,238 shares of restricted stock, of a total of 1,107,490 restricted shares that were granted pursuant to the Amended and Restated Restricted Stock Agreement, was deferred from June 18, 2015 to March 14, 2016.  An additional 369,126 shares will vest in accordance with the terms of the Amended and Restated Restricted Stock Agreement on March 14, 2015; 369,126 shares previously vested on December 26, 2013.

The referenced Third Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein. Prior amendments to the Restricted Stock Agreement are described in a Form 8-K filed on December 30, 2013 and a Form 8-K filed on June 13, 2014.

Third Amendment to Alfers Executive Employment Agreement

On February 5, 2015, the Company and Mr. Alfers entered into a Third Amendment to the Executive Employment Agreement dated February 9, 2012, as amended on February 8, 2013 and December 23, 2013 (as amended, the “Executive Employment Agreement”).  Pursuant to this amendment, the vesting of 3,000,000 shares of restricted stock, of a total of 12,000,000 restricted shares that were granted pursuant to the Executive Employment Agreement, was deferred from February 9, 2015 to February 9, 2016.  Previously, 6,000,000 shares granted under the Executive Employment Agreement vested on December 26, 2013 and 3,000,000 shares vested on February 9, 2014.

The referenced Third Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein. Prior amendments to the Executive Employment Agreement are described in a Form 8-K filed on February 15, 2013 and a Form 8-K filed on December 30, 2013.

First Amendment to Morrison Restricted Stock Grant Agreement

On February 6, 2015, the Company and Mr. Morrison entered into a First Amendment to the Restricted Stock Grant Agreement dated February 12, 2013 (the “Morrison Restricted Stock Grant Agreement”). Pursuant to this amendment, the vesting of 333,333 shares of restricted stock, of a total of 1,000,000 restricted shares that were granted pursuant to the Morrison Restricted Stock Grant Agreement, was deferred from February 12, 2015 to February 12, 2016. Mr. Morrison accepted the Company’s offer to defer vesting of these shares on February 4, 2015. Previously, 333,333 shares granted under the Morrison Restricted Stock Grant Agreement vested on February 12, 2014, and a total of 666,667 shares (including the 333,333 shares deferred pursuant to the amendment) will vest on February 12, 2016.

The referenced First Amendment is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Struhsacker Restricted Stock Grant Agreement

On February 6, 2015, the Company and Ms. Struhsacker entered into a First Amendment to the Restricted Stock Grant Agreement dated February 12, 2013 (the “Struhsacker Restricted Stock Grant Agreement”). Pursuant to this amendment, the vesting of 250,000 shares of restricted stock, of a total of 750,000 restricted shares that were granted pursuant to the Struhsacker Restricted Stock Grant Agreement, was deferred from February 12, 2015 to February 12, 2016.  Previously, 250,000 shares granted under the Struhsacker Restricted Stock Grant Agreement vested on February 12, 2014, and a total of 500,000 shares (including the 250,000 shares deferred pursuant to the amendment) will vest on February 12, 2016.

The referenced First Amendment is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Alexander Restricted Stock Grant Agreement

On February 6, 2015, the Company and Mr. Alexander entered into a First Amendment to the Restricted Stock Grant Agreement dated February 12, 2013 (the “Alexander Restricted Stock Grant Agreement”). Pursuant to this amendment, the vesting of 333,333 shares of restricted stock, of a total of 1,000,000 restricted shares that were granted pursuant to the Alexander Restricted Stock Grant Agreement, was deferred from February 12, 2015 to February 12, 2016.  Previously, 333,333 shares granted under the Alexander Restricted Stock Grant Agreement vested on February 12, 2014, and a total of 666,667 shares (including the 333,333 shares deferred pursuant to the amendment) will vest on February 12, 2016.

The referenced First Amendment is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Janke Restricted Stock Grant Agreement

On February 6, 2015, the Company and Mr. Janke entered into a First Amendment to the Restricted Stock Grant Agreement dated February 12, 2013 (the “Janke Restricted Stock Grant Agreement”). Pursuant to this amendment, the vesting of 100,000 shares of restricted stock, of a total of 300,000 restricted shares that were granted pursuant to the Janke Restricted Stock Grant Agreement, was deferred from February 12, 2015 to February 12, 2016.  Previously, 100,000 shares granted under the Janke Restricted Stock Grant Agreement vested on February 12, 2014, and a total of 200,000 shares (including the 100,000 shares deferred pursuant to the amendment) will vest on February 12, 2016.

The referenced First Amendment is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) The following are filed as exhibits to this report on Form 8-K.

Exhibit No.	Description
10.1	Third Amendment to Restricted Stock Agreement, dated February 5, 2015, between Pershing Gold Corporation and Stephen Alfers.

10.2	Third Amendment to Amended and Restated Restricted Stock Agreement, dated February 5, 2015, between Pershing Gold Corporation and Stephen Alfers.

10.3	Third Amendment to Executive Employment Agreement, dated February 5, 2015, between Pershing Gold Corporation and Stephen Alfers.

10.4	First Amendment to Restricted Stock Grant Agreement, dated February 6, 2015, between Pershing Gold Corporation and Alexander Morrison.

10.5	First Amendment to Restricted Stock Grant Agreement, dated February 6, 2015, between Pershing Gold Corporation and Debra Struhsacker.

10.6	First Amendment to Restricted Stock Grant Agreement, dated February 6, 2015, between Pershing Gold Corporation and Eric Alexander.

10.7	First Amendment to Restricted Stock Grant Agreement, dated February 6, 2015, between Pershing Gold Corporation and Timothy Janke.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2015

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President of Finance and Controller